EXHIBIT 2

                            SHARE EXCHANGE AGREEMENT

THIS  SHARE  EXCHANGE  AGREEMENT dated this 20th day of November,  2002, is made

AMONG:

     TAREK  MOHAMED  AHMED  ISMAIL,  an  individual resident in Egypt ("Tarek");

     MIGUEL  CARON,  an individual resident in the Province of Qu bec ("Caron");

    (the  foregoing  two  parties being hereinafter referred to collectively as the  "Partners")

     -and-

     KOALA  INTERNATIONAL  WIRELESS  INC.,  a corporation incorporated under the laws  of  the  State  of  Nevada  (the  "Purchaser")

     -and-

     NOWIRE TELECOM, a partnership formed under the laws of Egypt (the "Acquired

     Partnership")


WHEREAS the Partners are the sole partners of the Acquired Partnership (the "Acquired Partnership Interests");

AND WHEREAS the Purchaser desires to purchase all of the Acquired Partnership Interests from the Partners and the Partners desire to sell the Acquired Partnership Interests to the Purchaser;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT, in consideration of the mutual covenants hereinafter contained and provided for and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by the Parties), the Parties agree as follows:

                                    ARTICLE I
                                 INTERPRETATION
                                 --------------

1.1 DEFINITIONS. In this Agreement, unless the context otherwise requires, the terms set forth in Schedule "A" shall have the meanings set forth therein.

1.2 ENTIRE AGREEMENT. This Agreement, together with the agreements and other documents to be delivered pursuant to this Agreement, constitutes the entire agreement between the Parties pertaining to the purchase and sale of the

Acquired Partnership Interests and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, and there are no warranties, representations and other agreements between the Parties in connection with the subject matter hereof except as specifically set forth in this Agreement or any other agreement or document to be delivered pursuant to this Agreement.

1.3 EXTENDED MEANINGS. In this Agreement, words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders.

1.4 HEADINGS. The division of this Agreement into articles, sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.5 REFERENCES. References to an article, section, subsection, paragraph, schedule or exhibit shall be construed as references to an article, section, subsection, paragraph, schedule or exhibit to this Agreement, unless the context otherwise requires.

1.6 GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Nevada and the laws of the United States applicable in that State.

1.7 CURRENCY. Unless otherwise specified, the word "dollar", or the symbol "$" refers to Canadian currency.

1.8 SCHEDULES. The following is a list of schedules attached to and incorporated into this Agreement by reference and deemed as part of this Agreement.

          SCHEDULE          DESCRIPTION
          --------          -----------
          "A"               Definitions
          "B"               The  Partners'  Partnership  Interests
          "C"               Outstanding  Options  of  the  Purchaser

                                   ARTICLE II
                                PURCHASE AND SALE
                                -----------------

2.1 AGREEMENT TO PURCHASE AND SELL. On the basis of the representations, warranties, covenants and agreements contained in this Agreement and subject to the terms and conditions of this Agreement, the Partners shall sell and the Purchaser shall purchase all of the Acquired Partnership Interests as of and with effect from the Closing Time on the Closing Date.

2.2 PURCHASE PRICE. The consideration for the purchase of the Acquired Partnership Interests shall consist of approximately 6,000,000 shares of common stock of the Purchaser from treasury (the "Purchaser Common Stock"), issued to the Partners on Closing pro rata in accordance with their respective partnership interests in the Acquired Partnership as set out in Schedule "B".

2.3 SECURITIES LAW EXEMPTIONS. The issuance of the Purchaser Common Stock will be made in reliance upon the exemptions from prospectus and registration requirements set out in section 63 of the Securities Act (Quebec) and in the Securities Act of 1933 (U.S.), namely Regulation S with respect to shares issued to shareholders residing outside of the United States. The Parties hereby acknowledge that the purchase of the Acquired Partnership Interests constitutes a take-over bid exempt from the take-over bid provisions of the Securities Act (Quebec) by virtue of 121 of said Act.

2.4 ARM'S LENGTH TRANSACTION. The Parties hereby acknowledge that the purchase of the Acquired Partnership Interests for Purchaser Common Stock is an arm's length transaction and will not constitute a "related party transaction" under Poic Statement No. Q-27 of the Quebec Securities Commission.

2.5 ESCROW. The Parties hereby acknowledge and agree that the purchase of the Acquired Partnership Interests contemplated hereunder shall be closed and held in escrow on November 20, 2002 (or such later date as may be agreed upon by the Parties) and such escrow shall not be terminated until the Closing Date.

2.6 RESALE RESTRICTIONS. Each Partner understands and agrees that the Purchaser Common Stock will be issued to the Partners under an exemption from the prospectus requirements in Quebec and an exemption from the registration statement requirement in the United States, and the Purchaser Common Stock have not been registered under the Securities Act of 1933 (U.S.) as amended, under the Securities Act (Quebec), or under any other securities laws. Accordingly, each Partner may not sell or otherwise dispose of the Purchaser Common Stock in the absence of compliance with applicable securities laws, and each Partner understands that the Purchaser Common Stock being issued to the Partners will be restricted securities subject to Rule 144 of the Securities Act of 1933 (U.S.) as amended and may be subject to a resale restriction for an indefinite period of time in Quebec. For greater certainty, each Partner understands and agrees that:

(a) he is acquiring Purchaser Common Stock for his own account (and not for the account of others) for investment and not with a view to the distribution thereof, and he may not sell or otherwise dispose of the Purchaser Common Stock without either filing a registration statement under the Securities Act of 1933 (U.S.) as amended, filing a prospectus under the Securities Act (Quebec), or an exemption therefrom, and the certificate or certificates representing such shares may contain a legend to the foregoing effect;

(b) by virtue of his position, each Partner has access to the kind of financial and other information about the Purchaser as would be contained in a registration statement filed under the Securities Act of 1933 (U.S.) as amended and in a prospectus under the Securities Act (Quebec); and

(c) he will indemnify and hold the Purchaser harmless from all liability imposed upon the Purchaser by reason of any sale, pledge, transfer or other dealing with the Purchaser Common Stock by the Partner in such circumstances as to make the issuance of Purchaser Common Stock under this Agreement no longer a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, any applicable state securities laws, or the Securities Act (Quebec).

                                   ARTICLE III
                                FURTHER COVENANTS
                                -----------------

3.1 DUE DILIGENCE REVIEW. During the Interim Period, each of the Acquired Partnership and the Purchaser shall each:

(a) allow all each other and their representatives full and free access during normal business hours to their corporate minute books and records, including contracts and share registers, personnel, properties and other documents and data;

(b) provide to each other and their representatives copies of all such contracts, books, records and other existing documents and data as such Parties or their representatives may reasonably request; and

(c) provide to each other and their representatives such other information about themselves as such Parties or their representatives may reasonably request;

(collectively, the "Due Diligence Review"), provided that such Due Diligence Review shall be completed on or before November 20, 2002.

3.2 BUSINESS IN THE ORDINARY COURSE. From the date hereof until the Closing (the "Interim Period"), the Partners shall cause the Acquired Partnership to continue to carry on its business in the ordinary course. The Partners shall ensure that the Acquired Partnership shall not sell or pledge any of its Properties or other assets, issue any shares or enter into any transac-tions outside the ordinary course of its business.

3.3 PUBLICITY. The Parties agree to keep confidential all negotiations with respect to the transactions contemplated between the parties herein, save and accept for such disclosure as may be required by any applicable securities legislation or regulatory authorities. For greater certainty, it is anticipated that the Purchaser will issue a press release to announce the execution of this Agreement and the Closing, and both Parties must approve the language on such press releases prior to their dissemination to the public.

3.4 LOCK-UP. From the date hereof until the earlier of the Closing or the termination of this Agreement, the Acquired Partnership and the Partners shall not solicit or enter into any negotiations or agreements with any Person other than the Purchaser with a view to the acquisition of the Acquired Partnership Interests by any Person other than the Purchaser.

3.5 REGISTRATION RIGHTS. The Purchaser shall use its best efforts to register the Purchaser Common Stock (the "Registrable Securities") with the Securities and Exchange Commission ("SEC") in the United States, subject to compliance with the Securities Act of 1933 (United States) as amended (the "US Securities Act"), for resale within 180 days (the "Registration"). In connection with the Registration, the Purchaser shall:

(a) prepare and file a registration statement or similar document (a "Registration Statement") with the SEC in respect of the Registrable Securities and cause such Registration Statement to become effective within 180 days from the date of this Agreement and remain effective until the earlier of such time as all the Registrable Securities subject to such Registration Statement have been disposed of or the expiration of one year;

(b) prepare and file with the SEC such amendments and supplements to such Registration Statement used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the US Securities Act in respect of the sale or other disposition of all the Registrable Securities covered by such Registration Statement until the earlier of such time as all of such Registrable
     Securities  have  been  disposed  of  or  the  expiration  of  one  year;

(c) furnish to the Partners such number of copies of the Registration Statement in conformity with the requirements of the US Securities Act and each amendment or supplement thereto, together with such other documents as the Partners may reasonably request;

(d) otherwise comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as practicable, an earnings statement covering the period of at least twelve months, beginning with the first month after the effective date of such Registration Statement, which earnings statement will satisfy the provisions of Section 11(a) of the US Securities Act;

(e) provide and cause to be maintained a transfer agent and registrar for the Registrable Securities covered by the Registration Statement from and after a date not later than the effective date of such Registration Statement; and

(f) during the period when the Registration Statement is required to be effective, notify the Partners of the occurrence of any event, the result of which will cause the prospectus included in the Registration Statement to contain an untrue statement of a material fact or to omit to state any material fact required to be stated therein or must be disclosed to make the statements therein not misleading, and prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The Purchaser shall bear all expenses arising or incurred in connection with any of the transactions contemplated by this section, including without limitation:
(a) all expenses in respect of filing with the SEC, OTCBB, any securities exchange or the National Association of Securities Dealers, Inc.; (b) registration fees; (c) printing expenses; (d) accounting and legal fees and expenses (but excluding the fees and expenses of any accountants or legal counsel engaged by the Partners); (e) expenses of any special audits or comfort letters incidental to or required by the Registration; and (f) expenses in respect of complying with securities laws of any jurisdiction in connection with the Registration.

3.6 DIRECTORS' ROLLOVER. The board of directors of the Purchaser following completion of the Transaction shall consist of four (4) directors, one (1) of which shall be a nominee of the Acquired Partnership.

3.7 CHANGE OF NAME. The Purchaser's shareholders have approved a name change to "Route 1 Corporation" which will be in effect following the filing of an Information Statement with the SEC.

3.8 EXPENSES OF THE TRANSACTION. Except for costs and expenses of any accountants, legal counsel or other professional advisor engaged by the Partners, the Purchaser shall bear all expenses arising or incurred in connection with the Transaction including without limitation, all costs and expenses incurred by the Parties in respect of the Transaction whether incurred prior to, on or after Closing. For further certainty, the Purchaser shall be responsible for all such expenses even if the Transaction is not completed.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

4.1 REPRESENTATIONS AND WARRANTIES OF THE PARTNERS. Each Partner represents and warrants to the Purchaser as follows and acknowledges that the Purchaser is relying on these representations and warranties in entering into this Agreement and performing its obligations under the same:

(a)  CAPACITY  AND  AUTHORITY-  Each  of  the Partners has full power, right and
     ------------------------
     authority to own the Acquired Partnership Interests, enter into this Agreement and to perform his obligations under it. If an individual, the Partner has attained the age of majority. If not an individual, the Partner has been duly formed and is validly existing under the laws of its jurisdiction of incorporation, and execution and delivery of this Agreement and the Partner's performance of its obligations hereunder have been duly authorized by all necessary proceedings of the directors, shareholders, trustees, beneficiaries, partners or members of the Partner, and the individual signing this Agreement on behalf of the Partner has the authority to do so and to bind the Partner by his signature.

(b)  TITLE  TO  ACQUIRED  PARTNERSHIP  INTERESTS - The Partner is the sole legal
     ----------------------------------------
     and beneficial owner of the Acquired Partnership Interests set out opposite his name in Schedule "B" hereto with good and marketable title thereto, free and clear of any Encumbrances other than Permitted Encumbrances.


(c)  NO  OPTION  -  Except  as  set  out  in  this  Agreement, no Person has any
     ----------
     agreement, warrant, option or right, or a right capable of becoming an agreement for, the purchase of the Partner's Acquired Partnership Interests.

(d)  ABSENCE  OF  CONFLICT - The Partner is not a party to, bound or affected
     ---------------------
     by any agreement which would be violated, breached or terminated by, or which would result in creation or imposition of any Encumbrance upon any of the Acquired Partnership Interests as a consequence of the execution and delivery of this Agreement or the consummation of the transactions contemplated in this Agreement. The consummation of transactions contemplated herein do not and will not conflict with, or result in a breach of, or constitute a default under the terms or conditions of any Constating Documents of the Acquired Partnership (if not an individual), any court or administrative order or process, any agreement or instrument to which the Partner is party or by which it is bound.

(e)  REGULATORY  APPROVALS  -  No  governmental  or regulatory authorization,
     ---------------------
     approval, order, consent or filing is required on the part of the Partners or the Acquired Partnership, in connection with the execution, delivery and performance of this Agreement and the performance of the Partner's obligations under this Agreement.

(f)  BINDING  AGREEMENT  -  This  Agreement  constitutes  a  legal, valid and
     ------------------
     binding obligation of the Partners enforceable against the Partners in accordance with its terms except as may be limited by laws of general application affecting the rights of creditors.

(g)  BANKRUPTCY/LIQUIDATION  - No proceedings have been taken, are pending or
     ----------------------
     have been authorized, and no receiver or trustee has been appointed for the Partners by the Partners or by any other person in respect to the bankruptcy or insolvency of the Partners.

(h)  LITIGATION  -  There are no judgements, decrees, injunctions, rulings or
     ----------
     orders of any court, arbitrator, federal, provincial, state, municipal or other governmental authority, department, commission, board, bureau or agency, or any actions, suits, grievances or proceedings (whether or not on behalf of the Partners) commenced, pending or threatened against or relating to the Partners which may result in the imposition of a Encumbrance on the Acquired Partnership Interests or which may prevent, delay, make illegal or otherwise interfere with the consummation of the transactions contemplated in this Agreement.

(i)  NONDISTRIBUTIVE  INTENT  -  Each  Partner  is  acquiring  the  shares of
     -----------------------
     Purchaser Common Stock to be issued hereunder to him for his own account (and not for the account of others) for investment and not with a view to the distribution thereof.

(j)  REPRESENTATIONS  AND  WARRANTIES  OF  THE  ACQUIRED  PARTNERSHIP  -  The
     ----------------------------------------------------------------
     representations  and  warranties  of  the  Acquired  Partnership set out in section  4.2  below  are  true  and  accurate.

(k)  FULL  DISCLOSURE  -  Neither  this  Agreement  nor  any  document  to be
     ----------------
     delivered by the Partners nor any certificate, report, statement or other document furnished by the Partners in connection with the negotiation of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. There has been no event, transaction or information that has come to the attention of the Partner that has not been disclosed to the Purchaser in writing that could reasonably be expected to have a material adverse effect on the assets, business, earnings, prospects, properties or condi-tion (financial or otherwise) of the Acquired Partnership.

4.2 REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED PARTNERSHIP. The Acquired Partnership represents and warrants to the Purchaser as follows and acknowledges that the Purchaser is relying on these representations and warranties in entering into this Agreement and performing its obligations under the same:

(a)  DUE  INCORPORATION  -  The  Acquired  Partnership  is a partnership duly
     ------------------
     organized  and  validly  existing  under  the  laws  of  Egypt.

(b)  CAPACITY  TO ENTER AGREEMENT- The Acquired Partnership has all necessary
     ----------------------------
     power, authority and capacity to enter into this Agreement and perform its obligations hereunder.

(c)  DUE  CORPORATE  AUTHORIZATION - The Acquired Partnership's execution and
     -----------------------------
     delivery of this Agreement and its performance of its obligations hereunder have been duly authorized by all necessary proceedings of the Acquired Partnership.

(d)  BINDING OBLIGATION - This Agreement has been duly executed and delivered
     ------------------
     by the Acquired Partnership and constitutes a valid and binding obligation on its part.

(e)  CAPACITY  TO  CARRY  ON  BUSINESS-  The  Acquired  Partnership  has  all
     ---------------------------------
     necessary power, authority and capacity to carry on the business currently carried on by it and to own the assets currently owned by it. The Acquired Partnership has obtained all permits, certificates, approvals, registrations and licenses which are required for the operation of its business as it is presently being conducted, and no violations thereof have been experienced, noted, or recorded, and no proceeding is pending or threatened to revoke or limit any of them.

(f)  TITLE  TO  ASSETS  -  The  Acquired  Partnership  is  the sole legal and
     -----------------
     beneficial owner of its assets, as disclosed in its books, records and financial statements, with good and marketable title thereto free and clear of any Encumbrances.

(g)  CONSTATING  DOCUMENTS  -  The  organizational  documents of the Acquired
     ---------------------
     Partnership have not been altered since the organization of the Acquired Partnership except as disclosed in the record books of the Acquired Partnership.

(h)  CORPORATE  RECORDS  -  All  material  transactions  of  the  Acquired
     ------------------
     Partnership have been promptly and properly recorded or filed in or with its respective books and records, and the record books of the Acquired Partnership contain all records of the meetings and proceedings of shareholders and directors thereof.

(i)  FINANCIAL  STATEMENTS  - The Acquired Partnership's financial statements
     ---------------------
     for its most recently completed fiscal year and its most recently completed fiscal period are substantially true and correct in every material respect and present fairly the financial position of the Acquired Partnership and the results of its operations for the periods then ended, in accordance with Egyptian generally-accepted accounting principles applied on a consistent basis.

(j)  BUSINESS  IN  ORDINARY  COURSE - Since the end of the most recent period
     ------------------------------
     reported  on  in  the  Acquired  Partnership's  financial  statements,  the

     Acquired Partnership has carried on its business in the ordinary course of business and there have been no material adverse changes in its business or assets.

(k)  LIABILITIES -  The Acquired Partnership has no liabilities which are not
     -----------
     disclosed or reflected in the Acquired Partnership's financial statements, except those incurred in the ordinary course of business since the end of the last fiscal period reported on in the Acquired Partnership's financial statements, which additional liabilities do not exceed $30,000.00. The Acquired Partnership has not guaranteed, or agreed to guarantee, any debt, liability or other obligation of any Person.

(l)  DUE ISSUANCE - The Acquired Partnership Interests have been acquired for
     ------------
     good and valuable consideration and are owned of record and beneficially by the Partners in the case of the Acquired Partnership in accordance with Schedule "B".

(m)  NO OPTION - Except as disclosed in this Agreement, no Person, other than
     ---------
     the Purchaser under this Agreement, has any agreement, warrant, option or any right capable of becoming an agreement, warrant, option or right for the purchase of any of further shares of the Acquired Partnership or securities convertible into shares of the Acquired Partnership.

(n)  SUBSIDIARIES-  The  Acquired  Partnership  does  not  own,  directly  or
     ------------
     indirectly,  any  shares  or  interest  in  any  other  Person.

(o)  ABSENCE  OF CONFLICT - The Acquired Partnership is not a party to, bound
     --------------------
     or affected by any agreement which would be violated, breached or terminated by, or which would result in creation or imposition of any Encumbrance upon any of the Acquired Partnership Interests as a consequence of the execution and delivery of this Agreement or the consummation of the transactions contemplated in this Agreement. The consummation of transactions contemplated herein do not and will not conflict with, or result in a breach of, or constitute a default under the terms or conditions of any constating documents or by-laws of the Acquired Partnership, any court or administrative order or process, any agreement or instrument to which the Acquired Partnership is party or by which it is bound.

(p)  REGULATORY  APPROVALS  -  No  governmental  or regulatory authorization,
     ---------------------
     approval, order, consent or filing is required on the part of the Acquired Partnership in connection with the execution, delivery and performance of this Agreement and the performance of the Acquired Partnership's obligations under this Agreement.

(q)  NO  BANKRUPTCY  -  No  proceedings  have  been  taken,  are  pending  or
     --------------
     authorized by the Acquired Partnership or by any other person in respect to the bankruptcy, insolvency, liquidation, dissolution or winding up of the Acquired Partnership.

(r)  LITIGATION  -  There  are no judgements, decrees, injunctions, ruling or
     ----------
     orders of any court, Governmental Authority or arbitration, or any actions, suits, grievances or proceedings (whether or not on behalf of the Acquired Partnership) pending or threatened against the Acquired Partnership which may materially increase the Acquired Partnership's liabilities.

(s)  TAXES - The Acquired Partnership is not now and at the Closing Date will
     -----
     not be in arrears or in default in respect of the filing of any required federal, provincial or municipal tax or other return, and to the best of the Acquired Partnership's knowledge, no such return contains any mis-statement or conceals any statement that should have been included thereinThe Acquired Partnership has paid and will pay all taxes, filing fees and other assessments due and payable or collectable. The Acquired Partnership has withheld and will withhold up to the Closing Date from each payment made to any employee the amount of all taxes (including but not limited to income tax) and other deductions required to be withheld therefrom and has paid or will pay such amounts to the proper tax or other receiving authority.

(t)  QUESTIONABLE  PAYMENTS  -  Neither Acquired Partnership, any Subsidiary,
     ----------------------
     any director, officer, agent, employee, or other person associated with or acting on behalf of Acquired Partnership or any Subsidiary, nor any Partner has, directly or indirectly: used any corporate funds for unlawful contributions, gifts; entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; established or maintained any unlawful or unrecorded fund of corporate monies or other assets; made any false or fictitious entry on the books or records of Acquired Partnership or any Subsidiary, made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment; given any favour or gift which is not deductible for federal income tax purposes; or made any bribe, kickback, or other payment of a similar comparable nature, whether lawful or not, to any person or entity, private or public, regardless of form, whether in money, property, or services, to obtain favourable treatment in securing business or to obtain special concessions, or to pay for favourable treatment for business secured or for special concessions already obtained.

(u)  FULL  DISCLOSURE  -  Neither  this  Agreement  nor  any  document  to be
     ----------------
     delivered by the Acquired Partnership nor any certificate, report, statement or other document furnished by the Acquired Partnership in connection with the negotiation of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. There has been no event, transaction or information that has come to the attention of the Acquired Partnership that has not been disclosed to the Purchaser in writing that could reasonably be expected to have a material adverse effect on the assets, business, earnings, prospects, properties or condition (financial or otherwise) of the Acquired Partnership.

4.3 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser represents and warrants to the Partners and the Acquired Partnership as follows and acknowledges that the Partners and the Acquired Partnership are relying on these representations and warranties in entering into this Agreement and performing their obligations under the same:

(a)  DUE INCORPORATION - The Purchaser is a corporation duly incorporated and
     -----------------
     validly  existing  under  the  laws  of  the  State  of  Nevada.

(b)  CAPACITY  TO  ENTER  AGREEMENT-  The  Purchaser has all necessary power,
     ------------------------------
     authority and capacity to enter into this Agreement and perform its obligations hereunder.

(c)  DUE  CORPORATE AUTHORIZATION - The Purchaser's execution and delivery of
     ----------------------------
     this Agreement and its performance of its obligations hereunder have been duly authorized by all necessary proceedings of the directors and stockholders of the Purchaser.

(d)  BINDING OBLIGATION - This Agreement has been duly executed and delivered
     ------------------
     by the Purchaser and constitutes a valid and binding obligation on its part.

(e)  ABSENCE OF CONFLICT - The Purchaser is not a party to, bound or affected
     -------------------
     by any agreement which would be violated, breached or terminated by, or which would result in creation or imposition of any Encumbrance upon any of the Purchaser Common Stock as a consequence of the execution and delivery of this Agreement or the consummation of the transactions contemplated in this Agreement. The Purchaser's execution of this Agreement and the consummation of transactions contemplated herein do not and will not conflict with, or result in a breach of, or constitute a default under the terms or conditions of any constating documents or by-laws of the Purchaser, any court or administrative order or process, any agreement or instrument to which the Purchaser is party or by which it is bound.

(f)  REPORTING  ISSUER  STATUS  - The Purchaser is a reporting company in the
     -------------------------
     United States under the Securities Exchange Act of 1934 (United States) and is not in default under the provisions of the said Act or the regulations, rules and policies promulgated thereunder, but is not a "reporting issuer" in any province of territory of Canada, as that term is defined in the Securities Act (Quebec) (the foregoing state of affairs being hereinafter known as the "Reporting Issuer Status"). The Purchaser has made all filings with the Securities and Exchange Commission (United States) that it has been required to make under the Securities Exchange Act of 1934 (United States) and the Securities Act of 1933 (United States) (collectively, the "Public Reports"). Each of the Public Reports has complied with the Securities Exchange Act of 1934 (United States) and the Securities Act of 1933 (United States), as applicable, in all material respects. None of the Public Reports, as of their respective dates, contain any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they are made, false or misleading.

(g)  LISTING  STATUS - The common stock of the Purchaser are listed or quoted
     ---------------
     for trading on the NASD Over-the-Counter Bulletin Board ("OTCBB") under the symbol "KIWI". The Purchaser is in good standing with the OTCBB and is not in default under any of its rules, policies or by-laws (the foregoing state of affairs being hereinafter known as the "Listing Status").

(h)  CONSTATING  DOCUMENTS  -  The articles of incorporation of the Purchaser
     ---------------------
     have not been altered since the incorporation of the Purchaser except as disclosed in the minute books of the Purchaser.

(i)  CORPORATE RECORDS - All material transactions of the Purchaser have been
     -----------------
     promptly and properly recorded or filed in or with its respective books and records, and the minute books of the Purchaser contain all records of the meetings and proceedings of shareholders and directors thereof.

(j)  FINANCIAL STATEMENTS - The Purchaser's financial statements for its most
     --------------------
     recently completed fiscal year and its most recently completed fiscal period are substantially true and correct in every material respect and present fairly the financial position of the Purchaser and the results of its operations for the periods then ended, in accordance with U.S. generally-accepted accounting principles applied on a consistent basis.

(k)  BUSINESS  IN  ORDINARY  COURSE - Since the end of the most recent period
     ------------------------------
     reported on in the Purchaser's financial statements, the Purchaser has carried on its business in the ordinary course of business and there have been no material adverse changes in its business or assets.

(l)  ASSETS  -  The  Purchaser  has  no  assets  which  are  not disclosed or
     ------
     reflected  in  the  Purchaser's  financial  statements.

(m)  LIABILITIES  -  The Purchaser has no liabilities which are not disclosed
     -----------
     or reflected in the Purchaser's financial statements, except those incurred in the ordinary course of business. The Purchaser has not guaranteed, or agreed to guarantee, any debt, liability or other obligation of any Person.

(n)  SHARE  CAPITAL  - The authorized share capital of the Purchaser consists
     --------------
     of 100,000,000 common shares having a par value of $0.001 per share, and 20,000,000 preferred shares having a par value of $0.001 per share, of which 19,695,990 common shares are issued and outstanding and no preferred shares are issued and outstanding.

(o)  DUE ISSUANCE - The Purchaser Common Stock have been validly reserved and
     ------------
     allotted for issuance to the Partners, and at Closing the Purchaser Common Stock will be validly issued to the Partners as fully-paid and non-assessable.

(p)  NO  OPTION  -  Except  as  set out in Schedule "C" of this Agreement, no
     ----------
     Person has any agreement, warrant, option or any right capable of becoming an agreement, warrant, option or right for the purchase of any further shares of the Purchaser or securities convertible into stock of the Purchaser.

(q)  SUBSIDIARIES -  The  Purchaser  does not own, directly or indirectly, any
     ------------
     shares or interest in any other Person except for Urbanesque.com Inc., its wholly-owned subsidiary.

(r)  NO  BANKRUPTCY  -  No  proceedings  have  been  taken,  are  pending  or
     --------------
     authorized by the Purchaser or by any other person in respect to the bankruptcy, insolvency, liquidation, dissolution or winding up of the Purchaser.

(s)  LITIGATION  -  There  are no judgements, decrees, injunctions, ruling or
     ----------
     orders of any court, Governmental Authority or arbitration, or any actions, suits, grievances or proceedings (whether or not on behalf of the Purchaser) pending or threatened against the Purchaser which may materially increase the Purchaser's liabilities.

(t)  REGULATORY  APPROVALS  -  Except  for filing an 8-K on completion of the
     ---------------------
     Transaction, no governmental or regulatory authorization, approval, order, consent or filing is required on the part of the Purchaser in connection with the execution, delivery and performance of this Agreement and the performance of the Acquired Partnership's obligations under this Agreement.

(u)  TAXES  - The Purchaser is not now and at the Closing Date will not be in
     -----
     arrears or in default in respect of the filing of any required federal, state, provincial or municipal tax or other return, and to the best of the Purchaser's knowledge, no such return contains any misstatement or conceals any statement that should have been included therein. The Purchaser has paid and will pay all taxes, filing fees and other assessments due and payable or collectable. The Purchaser has withheld and will withhold up to the Closing Date from each payment made to any employee the amount of all taxes (including but not limited to income tax) and other deductions required to be withheld therefrom and has paid or will pay such amounts to the proper tax or other receiving authority.

(v)  NONDISTRIBUTIVE  INTENT  -  The  Purchaser  is  acquiring  the  Acquired
     -----------------------
     Partnership Interests for his own account (and not for the account of others) for investment and not with a view to the distribution thereof.

(w)  FULL  DISCLOSURE  -  Neither  this  Agreement  nor  any  document  to be
     ----------------
     delivered by the Purchaser nor any certificate, report, statement or other document furnished by the Purchaser in connection with the negotiation of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. There has been no event, transaction or information that has come to the attention of the Purchaser that has not been disclosed to the Partners and the Acquired Partnership in writing that could reasonably be expected to have a material adverse effect on the assets, business, earnings, prospects, properties or condi-tion (financial or otherwise) of the Purchaser.

4.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in this Agreement shall survive the Closing until the expiry of one (1) year from the Closing Date, after which time, if no claim shall have been made against a Party with respect to any incorrectness or in breach of any representation or warranty, that Party shall have no further liability under this Agreement with respect to the representation or warranty.

4.5 CERTIFICATES AND INSTRUMENTS INCLUDED. All statements contained in any certificate or any instrument delivered by or on behalf of a Party pursuant to or in connection with the transactions contemplated by this Agreement shall be deemed to be made by such Party under this Agreement.

                                    ARTICLE V
                                     CLOSING
                                     -------

5.1 CLOSING. The Closing shall take place at Toronto, Ontario at the Closing Time on the Closing Date, subject to the satisfaction of the conditions set out in sections 5.2 and 5.3 below, in accordance with the procedures set out in section 5.4 below.

5.2 CONDITIONS FOR THE PURCHASER'S BENEFIT. The Purchaser shall not be obliged to complete the purchase of the Acquired Partnership Interests unless each of the following conditions shall have been satisfied on or before the Closing Date:

(a)  ACCURACY  OF  REPRESENTATIONS  -  The representations and warranties of the
     ----------------------------
     Partners and the Acquired Partnership set forth in sections 4.1 and 4.2 above shall be true and correct as of the Closing Date, except as those representations and warranties may be affected by the occurrence of events or transactions expressly contemplated and permitted by this Agreement, including, without limitation, those in the ordinary course of business, and the Purchaser shall have received a certificate from the Acquired Partnership and the Partners confirming the foregoing.

(b)  DUE  DILIGENCE  REVIEW  -  The  Due  Diligence  Review  shall  have been
     ----------------------
     completed  to  the  satisfaction  of  the  Purchaser  and  its  counsel.

(c)  PERFORMANCE  OF OBLIGATIONS  - The Acquired Partnership and the Partners
     ---------------------------
     shall have performed all of the obligations hereunder to be performed by them at or prior to the Closing. The Acquired Partnership and the Partners shall not be in breach of any provision of this Agreement.

(d)  DELIVERIES  -  Subject  to section 5.2(e) below, the Partners shall have
     ----------
     delivered or caused to be delivered to the direction of the Purchaser possession of the Acquired Partnership Interests free and clear of any Encumbrances, together with all endorsements and documents required to authorize or give effect to said transfer.

(e)  CONSENTS,  AUTHORIZATIONS  AND  REGISTRATIONS - All consents, approvals,
     ---------------------------------------------
     orders and authorizations of, from or notifications to any Persons or Governmental Authorities required (if any) in connection with the completion of any of the transactions contemplated by this Agreement, the execution of this Agreement, the Closing or the performance of any of the terms and conditions of this Agreement shall have been obtained on or before the Closing Date.

(f)  NO CLAIMS - There shall be no injunction or order issued preventing, and
     ---------
     no pending or threatened claim, action, litigation or proceeding, judicial or administrative, or investigation against any Party by any Governmental Authority or Person for the purpose of enjoining or preventing the consummation of this Agreement, or otherwise claiming that this Agreement or the consummation thereof is improper or would give rise to proceedings under any statute or rule of law.

(g)  NO  MATERIAL  CHANGES - During the Interim Period, there shall have been
     ---------------------
     no material adverse change in the busi-ness, assets, or liabilities of the Acquired Partnership, or in the Acquired Partnership's title to its assets, and the Acquired Partnership shall not have sold or pledged any assets, issued any shares or entered into any transac-tions outside the ordinary course of its businesses.

If any one or more of the foregoing conditions shall not have been fulfilled on or before the Closing Date, the Purchaser may terminate this Agreement by notice in writing to the other Parties in which event the Purchaser shall be released from all obligations under this Agreement and (unless the Purchaser can show that the condition relied upon could reasonably have been performed by the other parties) the other Parties shall also be released from all obligations hereunder; provided, however, that the Purchaser shall be entitled to waive compliance with any one or more of such conditions in whole or in part if it shall see fit to do so, without prejudice to their rights of termination in the event of the non-fulfilment of any other condition in whole or in part.

5.3 CONDITIONS FOR THE PARTNERS' BENEFIT. The Partners and the Acquired Partnership shall not be obliged to complete the sale of the Properties unless each of the following conditions shall have been satisfied on or before the Closing Date:

(a)  ACCURACY  OF  REPRESENTATIONS  -  The representations and warranties of the
     ----------------------------
     Purchaser set forth in section 4.3 above shall be true and correct as of the Closing Date, except as those representations and warranties may be affected by the occurrence of events or transactions expressly contemplated and permitted by this Agreement, including, without limitation, those in the ordinary course of business, and the Partners shall have received a certificate from the Purchaser confirming the foregoing.

(b)  DUE  DILIGENCE  REVIEW  -  The  Due  Diligence  Review  shall  have been
     ----------------------
     completed  to the satisfaction of the Acquired Partnership and its counsel.

(c)  PERFORMANCE  OF OBLIGATIONS  - The Purchaser shall have performed all of
     ---------------------------
     the obligations hereunder to be performed by it at or prior to the Closing, including but not limited to the obligation to enter into employment or consulting agreements with the Partners pursuant to section 3.6 above. The Purchaser shall not be in breach of any provision of this Agreement.

(d)  DELIVERIES  -  Subject to section 5.3(e) below, the Purchaser shall have
     ----------
     delivered or caused to be delivered to the direction of the Partners possession of the Purchaser Common Stock free and clear of any Encumbrances, together with all endorsements and documents required to authorize or give effect to said transfer.

(e)  CONSENTS,  AUTHORIZATIONS  AND  REGISTRATIONS - All consents, approvals,
     ---------------------------------------------
     orders and authorizations of, from or notifications to any persons or Governmental Authorities required (if any) in connection with the completion of any of the transactions contemplated by this Agreement, the execution of this Agreement, the Closing or the performance of any of the terms and conditions of this Agreement shall have been obtained on or before the Closing Date.

(f)  NO CLAIMS - There shall be no injunction or order issued preventing, and
     ---------
     no pending or threatened claim, action, litigation or proceeding, judicial or administrative, or investigation against any Party by any Governmental Authority or Person for the purpose of enjoining or preventing the consummation of this Agreement, or otherwise claiming that this Agreement or the consummation thereof is improper or would give rise to proceedings under any statute or rule of law.

(g)  NO  MATERIAL  CHANGES - During the Interim Period, there shall have been
     ---------------------
     no material adverse change in the busi-ness, assets, liabilities, Reporting Issuer Status or Listing Status of the Purchaser, and the Purchaser shall not have sold or pledged any assets, issued any shares or entered into any transactions outside the ordinary course of its businesses or as contemplated in this Agreement.

(h)  ASSETS  AND  LIABILITIES  -  The  Purchaser  shall  have  no  more  than
     ------------------------
     US$200,000 in assets and no liabilities which are not disclosed or reflected in the Purchaser's financial statements, except those incurred in the ordinary course of business since the end of the last fiscal period reported on in the Purchaser's financial statements, which additional liabilities do not exceed US$250,000.00 as of the Closing Date. The
     Purchaser's financial statements have not been consolidated with the financial statements of Route1 Corporation, an Ontario corporation that the Purchaser acquired on October 8, 2002.

(i)  Officers  RESIGNATIONS  -  All  officers  of  the  Purchaser  shall have
               ------------
     resigned and executed comprehensive releases at or prior to the Closing in writing effective immediately after the Closing subject to acceptance by the Purchaser.

If any one or more of the foregoing conditions shall not have been fulfilled on or before the Closing Date, the Partners or the Acquired Partnership may terminate this Agreement by notice in writing to the other Parties in which event the terminating Party or Parties shall be released from all obligations under this Agreement and (unless the terminating Party or Parties can show that the condition relied upon could reasonably have been performed by the other Parties) the other Parties shall also be released from all obligations hereunder; provided, however, that the terminating Party or Parties shall be entitled to waive compliance with any one or more of such conditions in whole or in part if it shall see fit to do so, without prejudice to their rights of termination in the event of the non-fulfilment of any other condition in whole or in part.

5.4 CLOSING PROCEDURES. At the Closing Time, the Partners shall deliver all other documentation required to transfer title to the Acquired Partnership Interests.

5.5 NON-WAIVER. No investigations made by or on behalf of any Party at any time shall have the effect of waiving or diminishing the scope of or otherwise affecting any representation, warranty or indemnity made by or imposed upon the Parties pursuant to this Agreement.

                                   ARTICLE VI
                                INDEMNIFICATIONS
                                ----------------

6.1 MUTUAL INDEMNIFICATIONS FOR BREACHES OF WARRANTY, ETC. The Partners hereby covenant and agree with the Purchaser, and the Purchaser hereby covenants and agrees with the Partners (the Party or Parties so covenanting and agreeing to indemnify another Party being hereinafter in this Section 6.1 referred to as the "Indemnifying Party" and the Party so to be indemnified being hereinafter called the "Indemnified Party") to indemnify and save harmless the Indemnified

Party, effective as and from the Closing Time, from and against any claims, demands, actions, causes of action, damage, loss, costs, liability or expense (hereinafter in this Article 6 called "Claims") which may be brought against the Indemnified Party and/or which it may suffer or incur as a result of, in respect of, or arising out of any material non-fulfillment of any covenant or agreement on the part of the Indemnify-ing Party under this Agreement or any incorrectness in or breach of any representation or warranty of the Indemnifying Party contained herein or in any certificate or other document furnished by the Indemnifying Party pursuant hereto. The foregoing obligation of indemnification in respect of such Claims shall be subject to the limitation mentioned in
Section 4.4 hereof respecting the survival of the representations and warranties of the Parties.

                                   ARTICLE VII
                                 CONFIDENTIALITY
                                 ---------------

7.1. CONFIDENTIALITY. Each Party (referred to as the "Receiving Party" in this Article VII) acknowledges and agrees that the information which it receives from any of the other Parties (referred to as the "Disclosing Party" in this Article VII), is and shall be confidential and proprietary to the Disclosing Party (the "Confidential Information"). The Receiving Party agrees not to disclose the Confidential Information to any third party, nor to use the Confidential Information for any purpose other than the performance of its obligations under this Agreement and any other agreement with the Disclosing Party, without the prior written consent of the Disclosing Party. The Receiving Party agrees to restrict dissemination of particular Confidential Information to only those persons in its organization, or to its legal counsel, who must have access to such Confidential Information in order for the Receiving Party to perform its obligations under this Agreement and any other agreement with the Disclosing Party. The Receiving Party shall cause every employee or third party to whom it discloses Confidential Information as permitted hereunder to abide by the foregoing confidentiality provisions. Upon the termination of this Agreement, the Receiving Party shall promptly return such confidential information (and any copies, extracts and summaries thereof) to the Disclosing Party or, with the Disclosing Party's written consent, shall promptly destroy such confidential information (and any copies, extracts and summaries thereof) and, with respect to electronically stored copies, delete such records from any storage unit. The Receiving Party's obligations under this Article VII shall come into effect on the date hereof and shall continue indefinitely.

7.2 EXCLUSIONS. The Receiving Party's obligations with regard to the Confidential Information shall not apply in respect of such information that:

(a) the Disclosing Party authorizes the Receiving Party to disclose to third parties by prior written authorization;

(b) is or becomes available in the public domain, other than by an act or omission of the Receiving Party or any employee, agent or other person acting for or on behalf of the Receiving Party;

(c) is lawfully acquired by the Receiving Party from another source without restriction; or

(d) is ordered to be disclosed by a court, administrative agency or other governmental body with jurisdiction over the parties, provided the Receiving Party will first have provided the Disclosing Party with prompt written notice of such required disclosure and will take reasonable steps to allow the Disclosing Party to seek a protective order with respect to the confidentiality of the information required to be disclosed. The Receiving Party will promptly co-operate with and assist the Disclosing Party in connection with obtaining such protective order, at the Disclosing Party's expense.

                                  ARTICLE VIII
                                     GENERAL
                                     -------

8.1     TERMINATION.

(a)  This  agreement may be terminated at any time prior to the Closing Date:

     (i)     by  the  mutual  agreement  of  the  Parties;

     (ii)     by  the  Parties  if:

               (A) the purchase and sale of the Acquired Partnership Interests shall not have been completed by January 30, 2003 (or such other date, if any, as the Parties may agree on in writing), if the failure to complete such purchase and sale on or before such date is not caused by any breach of this Agreement by the Party electing to terminate; or

               (B) the purchase and sale of the Acquired Partnership Interests would violate any non-appealable final order, decree or judgement of any court or Governmental Authority having competent jurisdiction.


(b) If this Agreement is terminated by a Party under subsection 8.1(a), such termination shall be without liability of either Party to the other parties, or to any of their directors, officers, employees, agents, consultants or representatives provided that if such termination shall result from the wilful failure of the Party to fulfil a condition to the performance of the other Parties or to perform a covenant of this agreement or from a wilful breach by the party to this Agreement, the Party shall be fully liable for any and all damages, costs and expenses (including, but not limited to, reasonable counsel fees and disbursements) sustained or incurred by the other Parties.

8.2 NOTICES. All notices, requests, demands and other communications hereunder must be made in writing and will be deemed to have been duly given if delivered by courier, sent by prepaid registered mail addressed to the addressee, or sent by facsimile transmission if such notice is delivered, addressed or sent to the address or fax number given below, or such other address or fax number as the Party receiving the notice may give to the Party giving the notice:

(a)  if  to  the  Partners:

See  Schedule  "B".

(b)  if  to  the  Acquired  Partnership:

c/o  Albaum  &  Associates
366  Bay  Street,  Suite  800
Toronto,  Ontario

M5H  4B2

Attention:  Lorne  H.  Albaum

Tel:     416-304-1932
Fax:     416-304-0240

(c)  if  to  the  Purchaser:

141-757  West  Hastings,  Suite  676
Vancouver,  BC,  Canada
V6C  1A1

Tel:     604-681-7806
Fax:     604-681-7846

Any notice given by personal delivery shall be deemed to be received on the date of delivery. Any notice sent by courier shall be deemed to be received on the next Business Day following the deposit of the communication with the courier service. Any notice sent by prepaid registered mail shall be deemed to be received on the fifth (5th) day other than a Saturday, Sunday or statutory holiday in Canada, following the deposit of the communication in the mail. If the party giving any Communication knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of mail, any such Communication may not be mailed but must be given by personal delivery or by electronic communication. Any notice sent by facsimile or similar method of recorded communication shall be deemed to have been received on the date of its transmission if transmitted before 4:30 p.m. (Toronto time), and on the next Business Day following the date of its transmission if transmitted after that time.

8.3 TIME OF ESSENCE. Time shall be of the essence in all respects of this Agreement.

8.4 FURTHER ASSURANCES. The Parties shall with reasonable diligence do all things and provide all reasonable assurances as may be required to complete the transactions contemplated by this Agreement, and each Party shall provide such further documents or instruments required by any other Party as may be reasonably necessary or desirable to give effect to this Agreement and carry out its provisions.

8.5 PUBLIC NOTICE. All public notices to third parties and all other publicity concerning the transactions contemplated by this Agreement shall be jointly planned and co-ordinated by the Parties and no Party shall act unilaterally in this regard without the prior consent of the other Party, such approval not to be unreasonably withheld.

8.6 AMENDMENT. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by both Parties.

8.7 WAIVER. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

8.8 ASSIGNMENT. This Agreement and the rights or obligations hereunder or thereunder may not be assigned by either Party without the prior written consent of the other Parties.

8.9 BINDING AGREEMENT. This Agreement shall be binding on and enure to the benefit of both Parties and their respective successors and permitted assigns. In addition all obligations of the Parties under this Agreement shall also be binding upon any and all directors, officers, employees, consultants, advisors and agents of each Party as well as all parent corporations, subsidiaries, related and affiliated companies thereof.

8.10 ATTORNMENT. For the purpose of all legal proceedings this Agreement shall be deemed to have been performed in the Province of Ontario and the courts of the Province of Ontario shall have jurisdiction to entertain any action arising under this Agreement. The Partner and the Purchasers each hereby attorns to the jurisdiction of the courts of the Province of Ontario.

8.11 SEVERABILITY. If any provision of this Agreement is determined to be prohibited, void or unenforceable in whole or in part, such void or unenforceable provision shall not affect or impair the validity of any other provision of this Agreement and shall be severable from this Agreement. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.12 INDEPENDENT LEGAL ADVICE AND TAX ADVICE. Each Party acknowledges having been advised to seek independent legal counsel and independent tax advice in respect of the Agreement and the matters contemplated herein. To the extent that a Party declines to receive independent legal counsel and independent tax advice in respect of the Agreement, that Party hereby waives the right, should a dispute later develop, to rely on its lack of independent legal counsel or independent tax advice to avoid its obligations, to seek indulgences from the other Parties hereto, or to otherwise attack the integrity of the Agreement and the provisions thereof, in whole or in part.

8.13 COUNTERPARTS. This Agreement may be executed by the Parties in one or more counterparts by facsimile, each of which when so executed and delivered shall be an original and such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF the Parties have executed this Agreement as of the date written above.

                                        NO  WIRE  TELECOM


                                        Per: /S/ MIGUEL CARON
                                            -----------------
                                        Authorized  Signing  Officer


                                        Per: /S/ TAREK MOHAMED AHMED ISMAIL
                                             ------------------------------
                                        Authorized  Signing  Officer
                                        I have authority to bind the partnership


                                        KOALA  INTERNATIONAL  WIRELESS  INC.

                                        Per:  /S/ K. ANDREW WHITE
                                              -------------------
                                        Authorized  Signing  Officer
                                        I have authority to bind the corporation


                                        THE  PARTNERS:

                                   /S/ TAREK MOHAMED AHMED ISMAIL
_________________________          _________________________________________
Witness                            TAREK  MOHAMED  AHMED  ISMAIL


                                   /S/ MIGUEL CARON
_________________________          _________________________________________
Witness                            MIGUEL  CARON

                                  SCHEDULE "A"
                                   DEFINITIONS

"Acquired  Partnership"  means  Nowire  Telecom.

"Acquired Partnership Interests" means the partnership interests of the Acquired Partnership owned by the Partners, as set out in Schedule "B" hereto.

"Agreement" means the Agreement and any instrument supplemental or ancillary to it.

"Business Day" means any day other than a Saturday, Sunday or statutory holiday in the State of Nevada.

"Claims" means claims, demands, actions, causes of action, damages, losses, costs, fines, penalties, interest, liabilities and expenses, including, without limitation, reasonable legal fees.

"Closing" means the completion of the purchase and sale of the Acquired Partnership Interests pursuant to this Agreement.

"Closing Date" means the date that is one day after the Information Statement becomes effective or such later date as may be agreed upon by the Parties, but no later than January 30, 2003.

"Closing Time" means 2:00 p.m. (Toronto time) on the Closing Date or such other time on the Closing Date as may be agreed to by the Parties.

"Encumbrances" means any mortgage, charge, pledge, hypothecate, lien, encumbrance, restriction, option, voting trusts, right of others or security interest of any kind.

"Governmental Authorities" means any applicable Canadian or U.S. federal, provincial and municipal agency, ministry, crown corporation, department, inspector and official.

"Interim Period" means the period commencing on the date of this Agreement and ending immediately before the Closing Time on the Closing Date.

"Listing Status" means the Purchaser's status as a company whose common shares are listed or quoted for trading on the OTCBB and which is in good standing with the OTCBB and is not in default under any of its rules, policies or by-laws.

"OTCBB"  means  the  NASD  Over-The-Counter Bulletin Board in the United States.

"Parties" means the parties to this Agreement and "Party" means any one of them.

"Person" means an individual, body corporate, partnership, trustee, trust, unincorporated association, executor, administrator or legal representative.

"Permitted Encumbrances" means the resale restrictions set forth in section 2.7 herein.

"Purchaser"  means  Koala  International  Wireless  Inc.

"Purchaser Common Stock" means approximately 6,000,000 common stock of the Purchaser to be issued to the Partners as partial consideration for the Acquired Partnership Interests pursuant to section 2.2 of this Agreement.

"Reporting Issuer Status" means the Purchaser's status as a reporting company in the United States under the U.S. Securities Exchange Act of 1934, in good standing and not in default under said act, but not a "reporting issuer" in any province of territory of Canada, as that term is defined in the Securities Act (Ontario).

"Partners" means the registered partners of the Acquired Partnership Interests as set out in Schedule "B" hereto.



                                     SCHEDULE  "B"
                          THE PARTNERS' PARTNERSHIP INTERESTS


NAME AND ADDRESS OF PARTNER       NUMBER OF ACQUIRED                NUMBER OF PURCHASER
                             PARTNERSHIP INTERESTS OWNED         COMMON STOCK TO BE ISSUED
                                      BY PARTNER                         TO PARTNER
---------------------------  ---------------------------         -------------------------
MIGUEL CARON                               92.5%                          5,550,000
MONTREAL, QUEBEC
---------------------------  ---------------------------         -------------------------
TAREK MOHAMED AHMED
ISMAIL                                      7.5%                            450,000
---------------------------  ---------------------------         -------------------------
TOTAL                                       100%                          6,000,000
---------------------------  ---------------------------         -------------------------

                                  SCHEDULE "C"
                      OUTSTANDING OPTIONS OF THE PURCHASER

NAME OF OPTION     DATE OF     VESTING        NUMBER AND TERMS OF OPTIONS
   HOLDER           GRANT     SCHEDULE
------------------ ---------- --------------- ---------------------------------------------
Lawrence Austin    March 22,  N/A             600,000 OPTIONS AT EXERCISE PRICE OF
                   2002                       US$0.03 PER SHARE UNTIL MARCH 22, 2005
------------------ ---------- --------------- ---------------------------------------------
Karen Ard          March 13,  April 15, 2002  50,000 OPTIONS AT EXERCISE PRICE OF
                   2002                       US$5.00 PER SHARE UNTIL APRIL 15, 2004
------------------ ---------- --------------- ---------------------------------------------
Craig Scott        March 13,  April 15, 2002  50,000 OPTIONS AT EXERCISE PRICE OF
                   2002                       US$5.00 PER SHARE UNTIL APRIL 15, 2004
------------------ ---------- --------------- ---------------------------------------------
Karen Ard          March 13,  June 15, 2002   50,000 OPTIONS AT EXERCISE PRICE OF
                   2002                       US$7.50 PER SHARE UNTIL JUNE 15, 2005
------------------ ---------- --------------- ---------------------------------------------
Craig Scott        March 13,  June 15, 2002   50,000 OPTIONS AT EXERCISE PRICE OF
                   2002                       US$7.50 PER SHARE UNTIL JUNE 15, 2005
------------------ ---------- --------------- ---------------------------------------------
Karen Ard          March 13,  Sept. 1, 2002   50,000 OPTIONS AT EXERCISE PRICE OF
                   2002                       US$10.00 PER SHARE UNTIL SEPT. 1, 2007
------------------ ---------- --------------- ---------------------------------------------
Craig Scott        March 13,  Sept. 1, 2002   50,000 OPTIONS AT EXERCISE PRICE OF
                   2002                       US$10.00 PER SHARE UNTIL SEPT. 1, 2007
------------------ ---------- --------------- ---------------------------------------------
Christine Cerisse  August 20, August 20, 2002 100,000 OPTIONS AT EXERCISE PRICE OF US$0.50
                   2002                       PER SHARE UNTIL AUGUST 20, 2005
------------------ ---------- --------------- ---------------------------------------------
Larry Wintemute    August 20, August 20, 2002 100,000 OPTIONS AT EXERCISE PRICE OF US$0.50
                   2002                       PER SHARE UNTIL AUGUST 20, 2005
------------------ ---------- --------------- ---------------------------------------------
Lorne Catling      August 20, August 20, 2002 100,000 OPTIONS AT EXERCISE PRICE OF US$0.50
                   2002                       PER SHARE UNTIL AUGUST 20, 2005
------------------ ---------- --------------- ---------------------------------------------
Anne Sanders       October 8, October 8, 2002 500,000 OPTIONS AT EXERCISE PRICE OF US$0.05
                   2002                       PER SHARE UNTIL OCTOBER 8, 2005
------------------ ---------- --------------- ---------------------------------------------
Dana Remedios      October 8, October 8, 2002 300,000 OPTIONS AT EXERCISE PRICE OF US$0.05
                   2002                       PER SHARE UNTIL OCTOBER 8, 2005
------------------ ---------- --------------- ---------------------------------------------
TOTAL                                         2,000,000 OPTIONS
------------------ ---------- --------------- ---------------------------------------------
